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  CUSIP No. 81703Q109                 13D                  Page 31 of 37 Pages
-----------------------                                  -----------------------


                                                                       Exhibit 2

                             JOINT FILING AGREEMENT

         Pursuant to and in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree to jointly file Amendment No. 3 to Schedule 13D dated January 12, 2004 and any amendments thereto with respect to the beneficial ownership by each of the undersigned of shares of common stock of ServiceWare Technologies, Inc. Such joint filings may be executed by one or more of us on behalf of each of the undersigned. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated:  January 12, 2004

C.E. UNTERBERG, TOWBIN CAPITAL PARTNERS I, L.P., by UTCM, L.L.C., its General Partner

By: /s/ Robert M. Matluck
    -----------------------------------------
    Name:  Robert M. Matluck
    Title: Vice President

C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS II, L.P., by UTCM, L.L.C., its General Partner

By: /s/ Robert M. Matluck
    -----------------------------------------
    Name:  Robert M. Matluck
    Title: Vice President

C.E. UNTERBERG, TOWBIN PRIVATE EQUITY PARTNERS II-Q, L.P., by UTCM, L.L.C., its General Partner

By: /s/ Robert M. Matluck
    -----------------------------------------
    Name:  Robert M. Matluck
    Title: Vice President

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  CUSIP No. 81703Q109                 13D                  Page 32 of 37 Pages
-----------------------                                  -----------------------


UTCM, L.L.C.

By: /s/ Robert M. Matluck
    -----------------------------------------
    Name:  Robert M. Matluck
    Title: Vice President

C.E. UNTERBERG, TOWBIN ADVISORS, LLC

By: /s/ Robert M. Matluck
    -----------------------------------------
    Name:  Robert M. Matluck
    Title: Vice President

C.E. UNTERBERG, TOWBIN, LLC

By: /s/ Robert M. Matluck
    -----------------------------------------
    Name:  Robert M. Matluck
    Title: Chief Administrative Officer

C.E. UNTERBERG, TOWBIN HOLDINGS, INC.

By: /s/ Robert M. Matluck
    -----------------------------------------
    Name:  Robert M. Matluck
    Title: Vice President

UNTERBERG HARRIS PRIVATE EQUITY PARTNERS, L.P., by 1995 PARTNERS LLC, its General Partner


By: /s/ Robert M. Matluck
    -----------------------------------------
    Name:  Robert M. Matluck
    Title: Executive Committee Member

UNTERBERG HARRIS INTERACTIVE MEDIA
LIMITED PARTNERSHIP, CV,
by 1995 PARTNERS LLC, its General Partner


By: /s/ Robert M. Matluck
    -----------------------------------------
    Name:  Robert M. Matluck
    Title: Executive Committee Member

-----------------------                                  -----------------------
  CUSIP No. 81703Q109                 13D                  Page 33 of 37 Pages
-----------------------                                  -----------------------


UNTERBERG HARRIS PRIVATE EQUITY PARTNERS, CV, by 1995 PARTNERS LLC, its General Partner


By: /s/ Robert M. Matluck
    -----------------------------------------
    Name:  Robert M. Matluck
    Title: Executive Committee Member

TAMAR TECHNOLOGY INVESTORS
(DELAWARE) L.P.,
by TAMAR TECHNOLOGY PARTNERS L.P.,
its General Partner,
by 1995 PARTNERS LLC, its General Partner


By: /s/ Robert M. Matluck
    -----------------------------------------
    Name:  Robert M. Matluck
    Title: Executive Committee Member

TAMAR TECHNOLOGY PARTNERS L.P.,
by 1995 PARTNERS LLC, its General Partner


By: /s/ Robert M. Matluck
    -----------------------------------------
    Name:  Robert M. Matluck
    Title: Executive Committee Member

1995 PARTNERS LLC


By: /s/ Robert M. Matluck
    -----------------------------------------
    Name:  Robert M. Matluck
    Title: Executive Committee Member

MARJORIE AND CLARENCE E. UNTERBERG FOUNDATION, INC.


By:  /s/ Howard R. Sutherland, Attorney-in-Fact
   --------------------------------------------------



/s/ Howard R. Sutherland, Attorney-in-Fact
--------------------------------------------------
Thomas I. Unterberg